Subsequent Events (Details) (Subsequent Event [Member], USD $) In Thousands, unless otherwise specified	1 Months Ended
Mar. 26, 2014
Subsequent Event [Member]
Subsequent Event [Line Items]
Promissory note	$ 1,000
Interest rate term	Interest accrues on the unpaid balance at an annual rate equal to LIBOR as published in the Wall Street Journal plus 1% per annum until the principal amount due under the Note has been paid in full
Default interest rate	13.00%